SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2003

                          INDIAN VILLAGE BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)

   Pennsylvania                     0-25971                   34-1891199
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(State or other)           (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)



100 South Walnut Street, Gnadenhutten, Ohio                            44629
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (740) 254-4313
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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          On October 17, 2003, Indian Village Bancorp, Inc. issued a press release which announced earnings for the three months ended September 30, 2003.

          A press release announcing the Quarterly Earnings Release is attached as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INDIAN VILLAGE BANCORP, INC.




Date: October 17, 2003                By:  /s/ Marty R. Lindon
                                           --------------------
                                           Marty R. Lindon
                                           President and Chief Executive Officer